                                        U.S. SECURITIES AND EXCHANGE COMMISSION

                                                         Washington, D. C. 20549

                                                                      FORM 8-K

                                                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): July 10, 2002

                                          AMERICAN INTERNATIONAL VENTURES, INC.

                                               (Name of Small Business Issuer in its charter)

Delaware                000-30368              22-3489463

(State of           Commission File No.        (I.R.S. Employer

Incorporation)                                 I.D. Number)

260 Garibaldi Avenue, Lodi, New Jersey             07644

(Address of principal executive offices)         (Zip Code)

Registrant's telephone number (973) 335-4400

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Item 6. Resignation of Registrant's Directors.

July 10, 2002, Dale Truesdell resigned from the Board of Directors of the Company. No disagreement exists between the former directors and with the registrant on any matter relating to the registrant's operations, policies, or practices.

Item 7. Exhibits.

    Exhibit Number                Description

        17.5                 Resignation letter of Dale Truesdell

Pursuant to the requirements of the Securities Exchange Act of

1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American International Ventures, Inc.

/s/ Jack Wagenti                                   December 9, 2003

Jack Wagenti

President

                          EXHIBIT INDEX

Exhibit Number                Description

--------------                        -----------

        17.5                 Resignation letter of Dale Truesdell

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